Income tax / (expense)	6 Months Ended
Jun. 30, 2021
Income Tax [Abstract]
Income tax / (expense)	Income tax / (expense)
Due to the Company’s early stage of development, it is not probable that future taxable profit will be available against which the unused tax losses can be utilized. As a consequence, deferred tax assets are recognized up to deferred tax liabilities.
The Company did not recognize a current tax expense as at June 30, 2021 regarding a projected tax rate of nil as of December 31, 2021.
As of June 30, 2021, the accumulated tax losses carryforwards of Innate Pharma SA and Innate Pharma France SAS were €339,274 thousand with no expiration date (same amount as of December 31, 2020). As of June 30, 2020, the accumulated tax losses carryforwards of Innate Pharma Inc. was €5,114 thousand, or $5,727 thousand, (same amounts as of December 31, 2020), with a 20-year period expiration.